                                                                    Exhibit 99.1

                            Joint Filer Information

Name of Joint Filer:                    Snow, Phipps Group AIV, L.P.

Address of Joint Filer:                 545 Madison Avenue, 10th Floor
                                        New York, NY  10022

Relationship of Joint Filer to Issuer:  Director, 10% Owner

Issuer Name and Ticker or
Trading Symbol:                         Velocity Financial, Inc. [VEL]

Date of Event Requiring Statement
(Month/Day/Year):                       10/08/2021

Designated Filer:                       SPG GP, LLC

Signature:

Snow, Phipps Group AIV, L.P.

/s/ Alan Mantel
------------------------------------
Name:   Alan Mantel
Title:  Authorized Signatory

Date: 10/12/2021

                            Joint Filer Information

Name of Joint Filer:                    Snow, Phipps Group (RPV), L.P.

Address of Joint Filer:                 545 Madison Avenue, 10th Floor
                                        New York, NY  10022

Relationship of Joint Filer to Issuer:  Director, 10% Owner

Issuer Name and Ticker or
Trading Symbol:                         Velocity Financial, Inc. [VEL]

Date of Event Requiring Statement
(Month/Day/Year):                       10/08/2021

Designated Filer:                       SPG GP, LLC

Signature:

Snow, Phipps Group (RPV), L.P.

/s/ Alan Mantel
------------------------------------
Name:   Alan Mantel
Title:  Authorized Signatory

Date: 10/12/2021

                            Joint Filer Information

Name of Joint Filer:                    Ian K. Snow

Address of Joint Filer:                 545 Madison Avenue, 10th Floor
                                        New York, NY  10022

Relationship of Joint Filer to Issuer:  Director, 10% Owner

Issuer Name and Ticker or
Trading Symbol:                         Velocity Financial, Inc. [VEL]

Date of Event Requiring Statement
(Month/Day/Year):                       10/08/2021

Designated Filer:                       SPG GP, LLC

Signature:

Ian K Snow

/s/ Alan Mantel
------------------------------------
Name:   Alan Mantel
Title:  Authorized Signatory

Date: 10/12/2021

                                                                    Exhibit 99.1

                            Joint Filer Information

Name of Joint Filer:                    Snow, Phipps Group AIV (Offshore), L.P.

Address of Joint Filer:                 545 Madison Avenue, 10th Floor
                                        New York, NY  10022

Relationship of Joint Filer to Issuer:  Director, 10% Owner

Issuer Name and Ticker or
Trading Symbol:                         Velocity Financial, Inc. [VEL]

Date of Event Requiring Statement
(Month/Day/Year):                       10/08/2021

Designated Filer:                       SPG GP, LLC

Signature:

Snow, Phipps Group AIV (Offshore), L.P.

/s/ Alan Mantel
------------------------------------
Name:   Alan Mantel
Title:  Authorized Signatory

Date: 10/12/2021